Exhibit 99.1

Asset Purchase Agreement

______

By and between

HPIL Holding

And

RodDoc, LLC,

Frank Dougherty and Christopher Philbrick

______

October 15, 2018

______

Asset Purchase Agreement, entered into as of October 15, 2018, by and between Christopher Philbrick, 41 Bella Rd, Lumberton, New Jersey 08048, Frank Dougherty, 6734 Harding Hwy, Mays Landing, New Jersey 08330, and RodDoc, Inc. hereinafter referred to as “Philbrick, et al” or the “Seller,” and HPIL Holding, a Nevada corporation, 2014 N Saginaw Rd, Ste 117, Midland, Michigan 48640, hereinafter known as “HPIL” or the “Buyer,” each individually referred to herein as a “Party” and collectively as the “Parties.”

Whereas, HPIL desires to acquire from Philbrick, et al, and Philbrick, et al desires to sell to HPIL, all of the assets and business, including the intellectual property for “spiral banding” of RodDoc, Inc. horizontal directional drilling rod resurfacing business, referred to herein as “RODDOC”

Now, Therefore, in consideration for the mutual promises and representations contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledge, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

(a) “AFFILIATE” means with respect to any Person, a Person directly or indirectly controlling or controlled by or under common control with such Person.

(b) “CLOSING” means the consummation of the transactions contemplated hereby.

(c) “CLOSING DATE” means the date of the Closing.

(d) “CODE” means the Internal Revenue Code of 1986, as amended.

(e) “EMPLOYEES” means the current employees of Seller.

(f) “GAAP” means generally accepted accounting principles of the United States as set forth by the Financial Accounting Standards Board.

(g) “GOVERNMENTAL AUTHORIZATIONS” means the permits, authorizations, consents or approvals of any Governmental Entity which are a condition to the lawful consummation of the transactions contemplated hereby listed on Exhibit A to this Agreement.

(h) “GOVERNMENTAL ENTITY” means any court, or any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality (domestic or foreign).

(i) “LIEN” means any mortgage, pledge, lien, security interest, option, covenant, condition, restriction, encumbrance, charge or other third-party claim of any kind.

(j) “MATERIAL ADVERSE EFFECT” with respect to a Person means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations, or prospects of such Person and its Affiliates, taken as a whole.

(k) “PERSON” means an individual, corporation, partnership, association, trust, government or political subdivision or agent or instrumentality thereof, or other entity or organization.

(l) “RODDOC ASSETS AND BUSINESS” shall mean all of the assets and business of RODDOC, whether or not given in the accompanying documentation specified in Exhibit A attached hereto and incorporated by reference.

(m) “TAXES” means all taxes, however denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, (i) imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, for which Buyer could become liable as transferee of the RODDOC Assets and Business or which could become a charge against or lien on any of the RODDOC Assets and Business, which taxes shall include, without limiting the generality of the foregoing, all sales and use taxes, ad valorem taxes, excise taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, real property gains taxes, transfer taxes, payroll and employee withholding taxes, unemployment insurance contributions, social security taxes, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which are required to be paid, withheld or collected, or (ii) any liability for amounts referred to in (i) as a result of any obligations to indemnify another Person.

ARTICLE II

SALE AND PURCHASE

SECTION 2.1 TRANSFER OF RODDOC ASSETS AND BUSINESS. Subject to the terms and conditions of this Agreement, Seller shall sell, assign, grant, transfer, and deliver (or cause to be sold, assigned, granted, transferred and delivered) to Buyer, or to any Affiliate of Buyer designated by Buyer, and Buyer shall purchase and accept from Seller as of the Closing Date, free and clear of all Liens, all of the Seller’s rights, title and interest, including all intellectual property rights, in and to all of the RODDOC Assets and Business.

Buyer is purchasing any and all fixtures and improvements of seller, any tangible personal property and leases of and other interests in tangible personal property used by Seller in its Business, any rights in connection with the Business under the contracts, agreements, licenses, commitments, sales and purchase orders, any other instruments or leases of real and personal property and contracts relating thereto, any all raw materials, work-in-process, finished goods, supplies and other inventories of Seller’s Business (the “Inventories”); any accounts receivable, notes receivable and other receivables arising from Seller’s Business; any prepaid expenses relating to the operation of the Business including, but not limited to Taxes, leases and rentals; any of Seller’s rights, claims, credits, causes of action or rights of set-off against third parties relating to the RODDOC Assets and Business, including, without limitation, unliquidated rights under warranties; any of Seller’s rights, title and interest in and to the copyrights, copyright registrations, proprietary processes, trade secrets, license rights, specifications, technical manuals and data, drawings, inventions, designs, patents, patent applications, trade names, trademarks, service marks, domain names, URL’s, product information and data, know-how and development work-in-progress, customer lists, software, business and marketing plans and other intellectual or intangible property embodied in or pertaining to Seller’s Business, whether pending, applied for or issued, whether filed in the United States or in other countries except as relate to the RODDOC Assets and Business, any books, records files and papers, whether in hard copy or electronic format, used in the Business, including without limitation, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present, former and prospective suppliers or customers, personnel and employment records, and any information relating to Taxes imposed on the Seller’s Business except as relate to the RODDOC Assets and Business, nor any goodwill associated with Seller’s Business or the RODDOC Assets and Business. Buyer may not represent to third parties that Buyer is the successor to the Seller’s Business.

SECTION 2.2 EXCLUDED ASSETS. Buyer agrees that notwithstanding any provision of Section 2.1 the assets of Seller which are not expressly covered by Section 2.1 shall be excluded from the RODDOC Assets and Business.

SECTION 2.3 NON-TRANSFER OF LIABILITIES. Subject to the terms and conditions of this Agreement, Buyer and Seller agree that Buyer will not assume any liabilities or obligations of Seller prior to or subsequent to the Closing Date. Buyer shall not assume and shall not be liable for, and Seller and its direct or indirect subsidiaries shall retain and remain solely liable for and obligated to discharge, all of the debts, contracts, agreements, commitments, obligations and other liabilities of any nature whatsoever of Seller and its direct and indirect subsidiaries, whether known or unknown, accrued or not accrued, fixed or contingent, and whether or not relating to or arising from the RODDOC Assets and Business, including without limitation, the following: (a) Any liability for breaches by Seller or any of its respective direct or indirect subsidiaries of any instrument, contract or purchase order (including any Contract) or any liability for payments or amounts due under any instrument, contract or purchase order (excluding any Contract) or any liability for payments or amounts due under any Contract prior to the Closing Date; (b) Any liability or obligation for Taxes attributable to or imposed upon Seller or any of its direct or indirect subsidiaries, or attributable to or imposed upon the RODDOC Assets and Business for any period (or portion thereof) through the Closing Date, including, without limitation, any Taxes payable by Seller that are attributable to or arise from the transactions contemplated by this Agreement; (c) Any liability or obligation for or in respect of any loan, other indebtedness for money borrowed, or account payable of Seller or any of its direct or indirect subsidiaries, including any such liabilities owed to Affiliates of Seller; (d) Any liability or obligation arising as a result of any legal or equitable action or judicial or administrative proceeding initiated at any time, to the extent relating to any action or omission on or prior to the Closing Date by or on behalf of Seller or any of its direct or indirect subsidiaries, including, without limitation, any liability for infringement of intellectual property rights, breach of product warranty, injury or death caused by products, or violations of federal or state securities or other laws; (e) Any liability or obligation arising on or prior to the Closing Date out of any “employee benefit plan,” as such term is defined by the Employee Retirement Income Security Act of 1974 (“ERISA”) or other employee benefit plans maintained or offered by Seller or any of its direct or indirect subsidiaries for the benefit of Seller’s employees; (f) Any liability or obligation for making payments of any kind (including as a result of the sale of RODDOC Assets and Business or as a result of the termination of employment by Seller of employees, or other claims arising out of the terms and conditions of employment with Seller, or for vacation or severance pay or otherwise) to employees of Seller or in respect of payroll taxes for employees of Seller; (g) Any liability of Seller or any of its direct or indirect subsidiaries incurred in connection with the making or performance of this Agreement and the transactions contemplated hereby; (h) Any liability of Seller or any of its direct or indirect subsidiaries arising out of the violation of or failure to comply with any Environmental Regulations (as hereinafter defined) applicable to any aspect of the Business as operated by Seller prior to the Closing Date; (i) Any costs or expenses of Seller or any of its direct or indirect subsidiaries incurred in connection with shutting down, deinstalling and removing equipment not purchased by Buyer, and the costs associated with all contracts and agreements not assumed by Buyer; and (j) Any other liability not expressly covered herein, of any kind whatsoever.

SECTION 2.4 PURCHASE PRICE. Subject to the performance by Seller of all of its respective obligations under this Agreement (including delivering all documents required to be delivered) at the Closing, in consideration of the acquisition of the RODDOC Assets and Business under Section 2.1, Buyer agrees (a) to deliver to Seller Three Hundred and Fifty Million (350,000,000) shares, $0.0001 par value, of Buyer’s Common Stock (the “Consideration” or the “Purchase Price”), These said shares of Common Stock comprising the Consideration may also hereinafter be referred to collectively as the “Securities” or “Shares.”

SECTION 2.5 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the RODDOC Assets and Business as provided in Exhibit B for purposes of complying with the requirements of Section 1060 of the Code and the regulations thereunder. Buyer and Seller agree to each prepare and file on a timely basis with the Internal Revenue Service (and applicable state tax authorities) substantially identical and supplemental Internal Revenue Service Form 8594 (and corresponding state tax forms) consistent with Buyer’s allocation of the Purchase Price. If any Tax authority challenges such allocation, the party receiving notice of such challenge shall give the other prompt written notice thereof and the parties shall cooperate in order to preserve the effectiveness of such allocation.

ARTICLE 3

CLOSING

SECTION 3.1 CLOSING. Subject to the terms and conditions of this Agreement, the Closing shall take place on such date, as soon as practicable after all conditions precedent in Sections 9 and 10 have been satisfied or waived, as the parties may agree, but in any case, no later than October 15, 2018 (the “Closing Date”).

3.2 ACTIONS AT THE CLOSING. At the Closing, Seller shall deliver the RODDOC Assets and Business to Buyer, Buyer shall deliver the Consideration to Seller, and Buyer and Seller shall take such actions and execute and deliver such agreements, bills of sale, and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms, including without limitation the following:

(a) PURCHASE PRICE. Buyer shall deliver the Consideration to Seller.

(b) BUYER DOCUMENTS. At the Closing, Buyer shall deliver to Seller any and all documents required to satisfy the conditions set forth in Section 9 of this Agreement and any other closing documents reasonably requested by Seller.

(c) TITLE. Seller shall provide reasonable evidence of valid title to such of the RODDOC Assets and Business as Buyer may reasonably request in writing prior to the Closing, in form and substance reasonably satisfactory to Buyer.

(d) THIRD PARTY CONSENTS AND ASSIGNMENTS. Seller shall deliver to Buyer any assignments, and any required consents to assignment, that it has obtained in respect of the Contracts, duly executed by parties having the authority to so assign or consent to assign, in form and substance as Buyer shall reasonably request, as well as a written confirmation from such third parties that the RODDOC Assets and Business may be sold.

(e) SELLER DOCUMENTS. At the Closing, Seller shall deliver to Buyer any and all documents required to satisfy the conditions set forth in Section 10 of this Agreement and any other closing documents reasonably requested by Buyer.

(g) POST-CLOSING ACTIONS. Subsequent to the Closing Date, Seller shall, and shall cause any Affiliate of Seller to, from time to time execute and deliver, upon the request of Buyer, all such other and further materials and documents and instruments of conveyance, transfer or assignment as may reasonably be requested by Buyer to effect, record or verify the transfer to and vesting in Buyer of Seller’s and any of Seller’s Affiliates’ right, title and interest in and to the RODDOC Assets and Business, free and clear of all Liens in accordance with the terms of this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SELLER

Each representation and warranty set forth below is qualified by any exception or disclosures set forth to Buyer, which exceptions specifically reference the items to be qualified. In all other respects, each representation and warranty set out in this Section 4 is not qualified in any way whatsoever, will not merge on Closing or by reason of the execution and delivery of any agreement, document or instrument at the Closing, will remain in force on and after the Closing Date, (although not deemed to be given as of any date after the Closing Date), is given with the intention that liability is not confined to breaches discovered before Closing, is separate and independent and is not limited by reference to any other representation or warranty or any other provision of this Agreement, and is made and given as of the date hereof with the intention of inducing the Buyer to enter into this Agreement. Seller represents and warrants to Buyer as follows:

SECTION 4.1 ORGANIZATION, STANDING AND POWER. Sellers are an individuals residing in New Jersey. Sellers have the requisite power and authority and all necessary permits, authorizations, consents, and approvals of all Governmental Entities to own, lease and operate their respective properties and to carry on the Business as now being conducted, except where the failure to have such power, authority and governmental approvals would not, individually or in the aggregate, have a Material Adverse Effect on the RODDOC Assets and Business. Sellers are duly qualified or licensed as foreign corporations to do business, and are in good standing, in each jurisdiction where the character of the properties owned, leased or operated by each of them or the nature of their business makes such qualification or licensing necessary, except for failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a Material Adverse Effect on the RODDOC Assets and Business.

SECTION 4.2 AUTHORITY. The execution and delivery of this Agreement (and all other agreements and instruments contemplated under this Agreement) by Seller, the performance by Seller of their respective obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by the Manager of Seller, and no other act or proceeding on the part of or on behalf of either Seller is necessary to approve the execution and delivery of this Agreement and such other agreements and instruments, the performance by Seller of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby. Seller represents that it will not be necessary to obtain the vote of its equity to approve this Agreement and the transactions contemplated hereby. The signatory officers of Seller have the power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Seller pursuant hereto, to consummate the transactions hereby and thereby contemplated and to take all other actions required to be taken by Seller pursuant to the provisions hereof and thereof.

SECTION 4.3 EXECUTION AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and the other agreements and instruments to be executed and delivered by Seller pursuant hereto, upon its execution and delivery by Seller, will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by Buyer), legal, valid and binding agreements of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other laws affecting the enforcement of creditors’ rights generally or provisions limiting competition, and by equitable principles.

SECTION 4.4 CONSENTS AND APPROVALS OF GOVERNMENTAL ENTITIES. There is no requirement applicable to Seller to make any filing, declaration or registration with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity as a condition to the lawful consummation by Seller of the transactions contemplated by this Agreement and the other agreements and instruments to be executed and delivered by Seller pursuant hereto or the consummation by Seller of the transactions contemplated herein or therein.

SECTION 4.5 NO VIOLATION. Neither the execution, delivery and performance of this Agreement and all of the other agreements and instruments to be executed and delivered pursuant hereto, nor the consummation of the transactions contemplated hereby or thereby, will, with or without the passage of time or the delivery of notice or both, (a) conflict with, violate or result in any breach of the terms, conditions or provisions of the Certificate of Formation or Operating Agreement of Seller, (b) conflict with or result in a violation or breach of, or constitute a default or require consent of any Person, except such consents as have been obtained prior to the Closing Date, (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any contract, notice, bond, mortgage, indenture, license, franchise, permit, agreement, lease or other instrument or obligation to which Seller is a party or by which Seller or any of the RODDOC Assets and Business may be bound, (c) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any Governmental Entity applicable to Seller or by which any properties or assets of Seller may be bound, or (d) result in any cancellation of, or obligation to repay, any grant, loan or other financial assistance received by Seller from any Governmental Entity. No “bulk sales” legislation applies to the transactions contemplated by this Agreement.

SECTION 4.6 CONSENTS. Exhibit A sets forth each Contract requiring a consent as a result of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby (each a “Required Consent”).

SECTION 4.7 FINANCIAL INFORMATION. Seller has not delivered to Buyer any financial information and makes no warranties related thereto.

SECTION 4.8 ASSETS GENERALLY. (a) Seller holds good and marketable title, license to or leasehold interest in all of the RODDOC Assets and Business, free and clear of all Liens, and has the complete and unrestricted power and the unqualified right to sell, assign and deliver the RODDOC Assets and Business to Buyer. Upon consummation of the transactions contemplated by this Agreement, Buyer will acquire good and marketable title, license or leasehold interest to the RODDOC Assets and Business free and clear of any Liens, and there exists no restriction on the use or transfer of the RODDOC Assets and Business. No Person other than Seller have any right or interest in the RODDOC Assets and Business, including the right to grant interests in the RODDOC Assets and Business to third parties, except for RODDOC Assets and Business licensed or leased from third parties which are set forth in the Seller’s disclosure and identified as such. (c) None of the RODDOC Assets and Business that constitutes tangible personal property is held under any lease, security agreement, conditional sales contract, lien, or other title retention or security arrangement. (d) Except as provided in this Agreement, no restrictions will exist on Buyer’s right to sell, resell, license or sublicense any of the RODDOC Assets and Business nor will any such restrictions be imposed on Buyer as a consequence of the transactions contemplated by this Agreement or by any agreement referenced in this Agreement. (e) All of the RODDOC Assets and Business is in good operating condition and repair, normal wear and tear excepted, as required for its use, and conform to all applicable laws, and no notice of any violation of any law relating to any of the RODDOC Assets and Business has been received by Seller.

SECTION 4.10 INTELLECTUAL PROPERTY. (a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including without limitation the continued conduct by Buyer after the Closing Date of the Business and the incorporation of any Intellectual Property in any product of Buyer or an Affiliate of Buyer) will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Intellectual Property or in any material way impair the right of Buyer or any of its Affiliates to use, sell, license or dispose of, or to bring any action for the infringement of, any Intellectual Property or portion thereof; (b) Neither the development, manufacture, marketing, license, sale or use of any product or intellectual property currently licensed, used or sold by Seller in the Business or currently under development in the Business violates or will violate any license or agreement to which Seller is a party or infringes or, to Seller’s best knowledge, will infringe any copyright, patent, trademark, service mark, trade secret or other intellectual property or other proprietary right of any other party. All registered Intellectual Property (including without limitation trademarks, domain names, service marks, patents and copyrights) are valid and subsisting. There is no pending or threatened claim against the Company or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the RODDOC Assets and Business (including without limitation the Intellectual Property) necessary or required for, or used in, the conduct of the Business nor, to Seller’s knowledge, is there any basis for any such claim, nor has Seller received any notice asserting that any such Purchased Asset (including without limitation the Intellectual Property) or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to Seller’s knowledge, is there any basis for any such assertion. To Seller’s best knowledge, there is no material unauthorized use, infringement or misappropriation on the part of any third party of the RODDOC Assets and Business (including without limitation the Intellectual Property); (c) Exhibit A contains a complete and accurate list of all applications, filings and other formal actions made or taken pursuant to federal, state, local and foreign laws by Seller to perfect or protect its interest in the RODDOC Assets and Business, including, without limitation, all patents, patent applications, trademarks, trademark applications, service marks and copyright or mask work registrations. (d) Seller have taken reasonable steps (including, without limitation, entering into confidentiality and non-disclosure with all officers and employees of and consultants with access to or knowledge of the RODDOC Assets and Business (including without limitation the Intellectual Property) to maintain the secrecy and confidentiality of the RODDOC Assets and Business (including without limitation the Intellectual Property). (e) All fees to maintain Seller’s rights in the Intellectual Property, including, without limitation, patent and trademark registration and prosecution fees and all professional fees in connection therewith pertaining to the Intellectual Property due and payable on or before the Closing Date, have been paid by Seller or will be paid by Seller within a reasonable period after the Closing.

SECTION 4.11 WARRANTIES AND INDEMNITIES. The Seller’s Disclosure sets forth a summary of all contractual warranties and indemnities, express or implied, relating to products sold or services rendered by Seller in connection with the Business, and no contractual warranty or indemnity in connection with the Business has been given by Seller which is not listed on the Seller’s Disclosure or which differs therefrom in any respect. Seller are each in compliance, in all material respects, with all warranties described in the Seller’s Disclosure. The Seller’s Disclosure, in all material respects, also indicates all warranty and indemnity claims currently pending against Seller in connection with the Business. Seller has expressly disclaimed in all agreements with third parties all implied warranties of merchantability and fitness for a particular purpose with respect to all of the RODDOC Assets and Business, except as expressly set forth in Exhibit A.

SECTION 4.12 INVENTORIES. No Inventory is being transferred pursuant to this Agreement.

SECTION 4.13 ACCOUNTS RECEIVABLE. No accounts receivable, notes receivable and other receivables are included in the RODDOC Assets and Business.

SECTION 4.14 LICENSES AND PERMITS. Seller holds all consents, approvals, registrations, certifications, authorizations, permits and licenses of, and has made all filings with, or notifications to, all Governmental Entities pursuant to applicable requirements of all federal, state, local and foreign laws, ordinances, governmental rules or regulations applicable to the RODDOC Assets and Business, including, but not limited to, all such laws, ordinances, governmental rules or regulations relating to registration of the RODDOC Assets and Business (at its current level of development and use). Seller has no reason to believe that any consents, approvals, authorizations, registrations, certifications, permits, filings or notifications that it has received or made to operate the RODDOC Assets and Business are invalid or have been or are being suspended, canceled, revoked or questioned. There is no investigation or inquiry to which Seller is a party or, to Seller’s knowledge, pending or threatened, relating to the Business and its compliance with applicable foreign, state, local or foreign laws, ordinances, governmental rules or regulations. Each such consent, approval, registration, certification, authorization, permit or license is transferable and shall be transferred to Buyer in accordance with the terms of this Agreement.

SECTION 4.15 EMPLOYEES. Buyer is not acquiring and has no obligation to acquire or make an employment offer to any of Seller’s employees or consultants. Seller makes no warranties regarding such employees or consultants.

SECTION 4.16 COMPLIANCE WITH LAW. The operation of the RODDOC Assets and Business by Seller has been conducted in all material respects in accordance with all applicable laws, regulations and other requirements of Governmental Entities having jurisdiction over the same.

SECTION 4.17 CONTRACTS. Seller is not transferring to Buyer any contracts of Seller other than those which are essential to the operation of the RODDOC Assets and Business, if any.

SECTION 4.18 PRODUCTS. Seller is not transferring to Buyer any products or services produced, sold or provided by Seller. Seller is transferring the assets relating to the RODDOC line of business to the Buyer.

SECTION 4.19 FULL DISCLOSURE. Seller is not aware of any facts pertaining to the RODDOC Assets and Business which affect the RODDOC Assets and Business in a materially adverse manner or which will in the future affect the RODDOC Assets and Business in a materially adverse manner. Neither this Agreement nor any other agreement, exhibit, schedule or officer’s certificate being entered into or delivered pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

SECTION 4.20 BROKERS AND FINDERS. Neither Seller nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fee, commission or finder’s fee in connection with the transactions contemplated by this Agreement.

SECTION 4.21 FAIR CONSIDERATION; NO FRAUDULENT CONVEYANCE. The sale of the RODDOC Assets and Business pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the RODDOC Assets and Business pursuant to the terms of this Agreement. Seller is not entering into this Agreement or any of the other agreements referenced in this Agreement with the intent to defraud, delay or hinder their respective creditors and the consummation of the transactions contemplated by this Agreement, and the other agreements referenced in this Agreement, will not have any such effect. The transactions contemplated in this Agreement or any agreements referenced in this Agreement will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the RODDOC Assets and Business after the Closing.

SECTION 4.22. EXCLUSION OF IMPLIED WARRANTIES. Seller is not making any warranties as to the RODDOC Assets and Business including implied warranties of merchantability and fitness for a particular purpose or use.

ARTICLE 5

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER CONCERNING THE SECURITIES.

SECTION 5.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Seller in reliance upon Seller’s representation to Buyer, which by Seller’s execution of this Agreement Seller hereby confirms, the Securities to be acquired by Seller will be acquired for investment for Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Seller further represents that Seller does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Seller has not been formed for the specific purpose of acquiring the Securities.

SECTION 5.2 DISCLOSURE OF INFORMATION. Seller believes it has received all of the information it considers necessary or appropriate for deciding whether to acquire the Securities. Seller further represents that it has had an opportunity to ask questions and receive answers from Buyer regarding the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Buyer contained in Section 6 or the right of the Seller to rely thereon.

SECTION 5.3 CORPORATE SECURITIES LAW.

THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES COMMISSION. THE ISSUANCE OF SUCH SECURITIES OR THE RECEIPT OF ANY PART OF THE ASSETS FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION UNDER STATE LAW. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

SECTION 6.1 ORGANIZATION. Buyer is a corporation duly organized and validly existing under the laws of Nevada, and has full corporate power and authority and the legal right to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, and to consummate the transactions contemplated hereby and thereby.

SECTION 6.2 AUTHORITY. The execution and delivery of this Agreement (and all other agreements and instruments contemplated hereunder) by Buyer, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by the Board of Directors of Buyer, and no other act or proceeding on the part of Buyer or its shareholders is necessary to approve the execution and delivery of this Agreement and such other agreements and instruments, the performance by Buyer of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby. The signatory officers of Buyer have the power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, to consummate the transactions hereby and thereby contemplated and to take all other actions required to be taken by Buyer pursuant to the provisions hereof and thereof.

SECTION 6.3 EXECUTION AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by Buyer and constitutes, and the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, upon their execution and delivery by Buyer, will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by Seller), legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other laws affecting the enforcement of creditors’ rights generally or provisions limiting competition, and by equitable principles.

SECTION 6.4 CONSENT AND APPROVALS. There is no requirement applicable to Buyer to make any filing, declaration or registration with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity as a condition to the lawful consummation by Buyer of the transactions contemplated by this Agreement and the other agreements and instruments to be executed and delivered by Buyer pursuant hereto, except for filings (a) which are referred to in the Seller’s Disclosure or (b) the failure of making which would not have a Material Adverse Effect on the transactions contemplated hereby.

SECTION 6.5 NO VIOLATION. Neither the execution, delivery and performance of this Agreement and of all the other agreements and instruments to be executed and delivered pursuant hereto, nor the consummation of the transactions contemplated hereby or thereby, will, with or without the passage of time or the delivery of notice or both, (a) conflict with, violate or result in any breach of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Buyer, (b) conflict with or result in a violation or breach of, or constitute a default or require consent of any Person (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any notice, bond, mortgage, indenture, license, franchise, permit, agreement, lease or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (c) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any Governmental Entity applicable to Buyer or by which any of its properties or assets may be bound.

SECTION 6.6 LITIGATION. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Buyer, threatened against Buyer or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Buyer. There is no judgment, decree or order against Buyer or any of its subsidiaries or, to the knowledge of Buyer or any of its subsidiaries, any of their respective directors or officers (in their capacities as such) that could reasonably be expected to prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Buyer.

SECTION 6.7 GOVERNMENTAL AUTHORIZATION. Each of Buyer and its subsidiaries has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity that is required for the operation of Buyer’s or any of its subsidiaries’ business (“Buyer Authorizations”), and all of such Buyer Authorizations are in full force and effect, except where the failure to obtain or have any of such Buyer Authorizations could not reasonably be expected to have a Material Adverse Effect on Buyer.

SECTION 6.8 COMPLIANCE WITH LAWS. Each of Buyer and its subsidiaries has complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not reasonably be expected to have a Material Adverse Effect on Buyer.

SECTION 6.9 VALID ISSUANCE. The Securities will, when issued in accordance with the provisions of this Agreement, be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and encumbrances.

ARTICLE 7

COVENANTS

SECTION 7.1 ACCESS TO INFORMATION. (a) Prior and subsequent to the Closing, Seller will permit Buyer to make a full and complete investigation of the RODDOC Assets and Business and to receive from Seller all information of Seller relating to the RODDOC Assets and Business or reasonably related to the Purchases Assets. Buyer shall have no right to access information regarding Seller’s conduct of its business.

SECTION 7.2 THIRD PARTY CONSENTS. Seller and Buyer shall use commercially reasonable efforts to obtain, within the applicable time periods required, all Required Consents, waivers, permits, consents and approvals and to effect all registrations, filings and notices with or to third parties or Governmental Entities which are necessary to consummate the transactions contemplated by this Agreement so as to preserve all rights of, and benefits to, the Buyer in the RODDOC Assets and Business.

SECTION 7.3 CERTAIN NOTIFICATIONS. At all times prior to the Closing, Seller and Buyer shall promptly notify the other party in writing of the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure to satisfy any of the conditions specified in Section 9 or Section 10 of this Agreement.

SECTION 7.4 BEST EFFORTS. The Seller shall use its best efforts (i) to cause to be fulfilled and satisfied all of the conditions to the Closing set forth in Section 8 below, (ii) to cause to be performed all of the matters required of it at the Closing and (iii) to cause the Contracts to be assigned to Buyer.

SECTION 7.5 PUBLIC ANNOUNCEMENTS. On and prior to the Closing Date, Buyer and Seller shall advise and confer with each other prior to the issuance of any reports, statements or releases concerning this Agreement (including the exhibits and schedules hereto) and the transactions contemplated herein. Neither Buyer nor Seller will make any public disclosure prior to the Closing or with respect to the Closing unless both parties agree on the text and timing of such public disclosure; provided, however, that nothing contained herein shall prevent either party at any time from furnishing any information to any Governmental Entity. Immediately after this Agreement is signed, both parties will make public announcements to their respective share exchanges, as may be applicable; the text of such public announcements will be reviewed by the parties prior to release.

SECTION 7.6 POST-CLOSING ACTIONS. Subsequent to the Closing Date, Seller shall, from time to time, execute and deliver, upon the request of Buyer, all such other and further materials and documents and instruments of conveyance, transfer or assignment as may reasonably be requested by Buyer to effect, record or verify the transfer to, and vesting in Buyer, of Seller’s right, title and interest in and to the RODDOC Assets and Business, free and clear of all Liens, in accordance with the terms of this Agreement.

ARTICLE 8

EMPLOYEE MATTERS

ARTICLE 9

CONDITIONS TO BUYER’S OBLIGATIONS

The obligations of Buyer under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, all or any of which may be waived by Buyer in writing, except as otherwise provided by law:

SECTIONS 9.1 REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE; CERTIFICATE. (a) The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made or given again at and as of the Closing Date; (b) Seller shall have performed and complied with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date; and (c) Buyer shall have received a certificate, dated as of the Closing Date, signed and verified by an officer of Seller on behalf of Seller certifying to the matters set forth in Sections 9.1(a) and 9.1(b) above.

SECTION 9.2 CONSENTS. All Governmental Authorizations, Required Consents and consents required to transfer the Contracts to Buyer on the terms and conditions provided herein, without change as a result of the transfer to Buyer, shall have been obtained.

SECTION 9.3 NO PROCEEDINGS OR LITIGATION. (a) No preliminary or permanent injunction or other order shall have been issued by any Governmental Entity, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any Governmental Entity which prevents the consummation of the transactions contemplated by this Agreement. (b) No suit, action, claim, proceeding or investigation before any Governmental Entity shall have been commenced and be pending against any of the parties, or any of their respective Affiliates, associates, officers or directors, seeking to prevent the transactions contemplated by this Agreement, including, without limitation, the sale of the RODDOC Assets and Business or asserting that the sale of the RODDOC Assets and Business would be illegal or create liability for damages or which may have a Material Adverse Effect on the Business or the RODDOC Assets and Business.

SECTION 9.4 DOCUMENTS. This Agreement, the exhibits and schedules attached hereto, and any other instruments of conveyance and transfer and all other documents to be delivered by Seller at the Closing and all actions of Seller required by this Agreement and the exhibit agreements, or incidental thereto, and all related matters, shall be in form and substance reasonably satisfactory to Buyer and Buyer’s counsel and shall be in full force and effect.

SECTION 9.5 GOVERNMENTAL FILINGS. The parties shall have made any required filing with Governmental Entities in connection with this Agreement and the exhibit agreements, and any approvals related thereto shall have been obtained or any applicable waiting periods shall have expired. If a proceeding or review process by a Governmental Entity is pending in which a decision is expected, Buyer shall not be required to consummate the transactions contemplated by this Agreement until such decision is reached or rendered, notwithstanding Buyer’s legal ability to consummate the transactions contemplated by this Agreement prior to such decision being reached or rendered.

SECTION 9.6 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the RODDOC Assets and Business or in the financial condition or results of operations of the Business on the Closing Date as compared with the date of this Agreement.

SECTION 9.7 REQUIRED APPROVAL. This Agreement and the transactions it contemplates shall have been approved and adopted by Seller’s Manager and, if applicable, by such vote of the holders of the outstanding shares of Seller’s equity entitled to vote thereon as is required to approve such transactions, and shall have otherwise been approved as required by law and the charter documents of Seller.

ARTICLE 10

CONDITIONS TO SELLER’S OBLIGATIONS

The obligations of Seller under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, all or any of which may be waived in writing by Seller, except as otherwise provided by law:

SECTION 10.1 REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE. (a) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made or given again at and as of the Closing Date; (b) Buyer shall have performed and complied with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date; (c) Seller shall have received a certificate, dated as of the Closing Date, signed and verified by an officer of Buyer on behalf of Buyer certifying to the matters set forth in Sections 10.1(a) and 10.1(b) above.

SECTION 10.2 NO PROCEEDING OR LITIGATION. (a) No preliminary or permanent injunction or other order shall have been issued by any Governmental Entity, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any Governmental Entity which prevents the consummation of the transactions contemplated by this Agreement. (b) No suit, action, claim, proceeding or investigation before any Governmental Entity shall have been commenced and be pending against any of the parties, or any of their respective Affiliates, associates, officers or directors, seeking to prevent the sale of the RODDOC Assets and Business or asserting that the sale of the Assets would be illegal or create liability for damages.

SECTION 10.3 DOCUMENTS. This Agreement, any other instruments of conveyance and transfer and all other documents to be delivered by Buyer to Seller at the Closing and all actions of Buyer required by this Agreement or incidental thereto, and all related matters, shall be in form and substance reasonably satisfactory to Seller and Seller’s counsel.

SECTION 10.4 GOVERNMENTAL FILINGS. The parties shall have made any filing required with Governmental Entities, and any approvals shall have been obtained or any applicable waiting periods shall have expired. If a proceeding or review process by a Governmental Entity is pending in which a decision is expected, Seller shall not be required to consummate the transactions contemplated by this Agreement until such decision is reached or rendered, notwithstanding Seller’s legal ability to consummate the transactions contemplated by this Agreement prior to such decision being reached or rendered.

ARTICLE 11

SURVIVAL OF WARRANTIES AND INDEMNIFICATION

SECTION 11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All covenants to be performed prior to the Closing Date, and all representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby and continue until the first anniversary of the Closing Date (the “Escrow Termination Date”); provided that if any claims for indemnification have been asserted with respect to any such representations, warranties and covenants prior to the Escrow Termination Date, the representations, warranties and covenants on which any such claims are based shall continue in effect until final resolution of any claims, and provided, further, that representations, warranties and covenants relating to Taxes shall survive until 30 days after expiration of all applicable statutes of limitations relating to such Taxes. All covenants which by their terms are to be performed after the Closing Date shall continue indefinitely.

SECTION 11.2 INDEMNIFICATION. Subject to the limitations set forth in this Section 11, from and after the Closing Date, Seller shall protect, defend, indemnify and hold harmless Buyer and Buyer’s Affiliates, officers, directors, employees, representatives and agents (each of the foregoing Persons is hereinafter referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against any and all losses, costs, damages, liabilities, fees (including without limitation attorneys’ fees) and expenses (collectively, the “Damages”), that any of the Indemnified Persons incurs or reasonably anticipates incurring by reason of or in connection with any claim, demand, action or cause of action alleging misrepresentation, breach of, or default in connection with, any of the representations, warranties, covenants or agreements of Seller contained in this Agreement, including any exhibits or schedules attached hereto, known to Buyer prior to the Escrow Termination Date. Damages in each case shall be net of the amount of any insurance proceeds and indemnity and contribution actually recovered by Buyer.

SECTION 11.3 DAMAGES THRESHOLD. Notwithstanding the foregoing, Buyer may not receive any amount of the Escrow Consideration from the Escrow Fund unless and until a certificate signed by an officer of Buyer (an “Officer’s Certificate”) identifying Damages in the aggregate amount in excess of $100,000 has been delivered to the Depository Agent and such amount is determined pursuant to this Section 11 to be payable, in which case Buyer shall receive Escrow Consideration equal in value to the full amount of such Damages without deduction up to the aggregate amount of Escrow Consideration held in the Escrow Fund. In determining the amount of any Damages attributable to a breach, any materiality standard contained in a representation, warranty or covenant of Acquiror shall be disregarded.

SECTION 11.4 METHOD OF ASSERTING CLAIMS. All claims for indemnification by the Buyer or any other Indemnified Person pursuant to this Section 11 shall be made in accordance with the provisions of the Depository Agreement.

ARTICLE 12

TERMINATION

SECTION 12.1 TERMINATION OF AGREEMENT. This Agreement may be terminated at any time prior to the Closing: (a) By mutual written consent of Buyer and Seller; or (b) By Buyer or Seller, if the other party goes into liquidation, has an application or order made for its winding up or dissolution, has a resolution passed or steps taken to pass a resolution for its winding up or dissolution, becomes unable to pay its debts as and when they fall due, or has a receiver, receiver and manager, administrator, liquidator, provisional liquidator, official manager or administrator appointed to it or any of its assets; or (c) By Buyer or Seller if any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

SECTION 12.2 PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement by either Buyer or Seller pursuant to Section 12.1, written notice shall be given to the other parties specifying the provision of Section 12.1 pursuant to which such termination is made and shall become void and there shall be no liability on the part of Buyer, Seller (or their respective officers, directors, partners or Affiliates), except as a result of any breach of this Agreement by such party or to the extent such party is entitled to indemnification under Section 11 of this Agreement.

ARTICLE 13

MISCELLANEOUS

SECTION 13.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 13.1 shall be binding upon the parties and their respective successors and assigns.

SECTION 13.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

SECTION 13.3 GOVERNING LAW; JURISDICTION. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Michigan, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Michigan.

SECTION 13.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

SECTION 13.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

SECTION 13.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth on the signature page hereto, or as subsequently modified by written notice.

SECTION 13.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

SECTION 13.8 ENTIRE AGREEMENT. This Agreement, together with the exhibits and other documents referred to herein are the product of both of the parties hereto, and constitute the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

SECTION 13.9 ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

SECTION 13.10 FEES AND EXPENSES. Each party shall bear its own fees and expenses (including the fees and expenses of its financial, legal, accounting and other advisors) incurred in the negotiation, documentation and delivery of the Agreement and the transactions contemplated hereby, whether or not the Closing occurs.

This Agreement has been duly executed and delivered by the duly authorized officers of Seller, Seller Sub and Buyer as of the date first above written.

Seller

/s/ Christopher Philbrick
Christopher Philbrick

/s/ Frank Dougherty
Frank Dougherty

/s/ Christopher Philbrick

RodDoc, Inc.

Buyer

HPIL Holding

/s/ Nitin Amersey
Nitin Amersey, Chairman/CEO

Exhibit A

Prototype Spiral Banding Machine (turns rods for welding)

Patent Filed for Spiral Banding (currently pending)

Exhibit B

RodDoc Assets:

Hardware:

Prototype Spiral Banding machine for 15’ long HDD Rods

Patent Rights for Spiral Banding

Business and Marketing plans

All intellectual property pertaining to Spiral Banding

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